INVESTORS FUND SERIES
                           Kemper Blue Chip Portfolio
                        Kemper Contrarian Value Portfolio
                        Kemper Global Blue Chip Portfolio
                         Kemper Global Income Portfolio
                     Kemper Government Securities Portfolio
                             Kemper Growth Portfolio
                           Kemper High Yield Portfolio
                          Kemper Horizon 10+ Portfolio
                          Kemper Horizon 20+ Portfolio
                           Kemper Horizon 5 Portfolio
                Kemper International Growth and Income Portfolio
                         Kemper International Portfolio
                     Kemper Investment Grade Bond Portfolio
                          Kemper Money Market Portfolio
                        Kemper Small Cap Growth Portfolio
                        Kemper Small Cap Value Portfolio
                          Kemper Total Return Portfolio
                          Kemper Value+Growth Portfolio
                   Kemper-Dreman Financial Services Portfolio
                   Kemper-Dreman High Return Equity Portfolio

                  SUPPLEMENT TO CURRENTLY EFFECTIVE PROSPECTUS
                OF EACH OF THE LISTED PORTFOLIOS (EACH A "FUND")

                              --------------------

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At the special meeting of shareholders for the Funds held on December 16, 1998 (the "Special Meeting"), the shareholders approved the following:

February 22, 1999
IFS-1P

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For Kemper Global Income Portfolio:  as a matter of fundamental policy, the Fund is classified as a non-diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

For all other Funds, as a matter of fundamental policy, each Fund is classified as a diversified series of an open-end investment company under the 1940 Act, but the shareholders voted to eliminate any additional fundamental diversification policies.

Additionally, at the Special Meeting, the shareholders approved the reclassification of each Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by the Fund's Board without a vote of the shareholders.

The following supplements the "Investment Objectives, Policies and Techniques" section of the currently effective Prospectus:

High Return Equity Portfolio. The Portfolio's investment policy allows investment of up to 20% of the Portfolio's assets in securities of foreign companies through the acquisition of American Depository Receipts, the purchase of securities in foreign companies that are publicly traded in the United States, and the purchase of securities of foreign companies that are traded principally in securities markets outside the United States.

Special Risk Factors -- Foreign Securities. The Total Return, High Yield, Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Blue Chip, High Return Equity and Financial Services Portfolios invest primarily in securities that are publicly traded in the United States; but, each has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. As a non-fundamental policy, these Portfolios (other than the High Return Equity and Financial Services Portfolios) currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets. The Financial Services Portfolio may invest up to 30% of its total assets in foreign securities. The Horizon Portfolios will invest in foreign securities at a target level normally ranging from 20% to 40% of the allocation of each Portfolio to equity securities. See "Horizon Portfolios" above. These Portfolios may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Value and Small Cap Value Portfolios may invest up to 20% of their assets in securities of foreign companies in the form of ADRs. High Return Equity may invest up to 20% of its assets in securities of foreign companies through the acquisition of ADRs

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as well as through the  purchase of  securities  of foreign  companies  that are publicly traded in the United States and the purchase of securities of foreign companies that are traded principally in securities markets outside the United States. Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with its foreign securities investments, each such Portfolio may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International, Global Income, Global Blue Chip, and International Growth and Income Portfolios may invest without limit in foreign securities, and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures
contracts.   See  "Investment   Techniques  --  Options  and  Financial  Futures
Transactions -- Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.